POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS, The Southern New England Telephone Company, a Connecticut corporation (hereinafter referred to as the "Company"), proposes to file shortly with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, their annual report on Form 10-K; and

    WHEREAS, each of the undersigned is an officer or director, or both, of the Company, and holds the office, or offices, in the Company herein below indicated under his or her name;

    NOW, THEREFORE, the undersigned, and each of them, hereby constitutes and appoints Donald R. Shassian their attorney-in-fact for them and in their name, place and stead, and in each of their offices and capacities with the Company, to execute and file such annual report, and thereafter to execute and file any amendment or amendments thereto, hereby giving and granting to said attorney full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do, if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF each of the undersigned has executed this Power of Attorney this 12th day of March 1997.




Principal Executive Officer:                  Directors:



/s/ Daniel J. Miglio
    Daniel J. Miglio
Chairman, President, Chief
 Executive Officer and Director

                                             /s/ William F. Andrews
                                                 William F. Andrews, Director



                                             /s/ Richard H. Ayers
                                                 Richard H. Ayers, Director



                                             /s/ Zoe Baird
                                                 Zoe Baird, Director


                                             /s/ Robert L. Bennett
                                                 Robert L. Bennett, Director


                                             /s/ Barry M. Bloom
                                                 Barry M. Bloom, Director


                                             /s/ Frank J. Connor
                                                 Frank J. Connor, Director


                                             /s/ William R. Fenoglio
                                                 William R. Fenoglio, Director


                                             /s/ James R. Greenfield
                                                 James R. Greenfield, Director


                                             /s/ Ira D. Hall
                                                 Ira D. Hall, Director



                                             /s/ Burton G. Malkiel
                                                 Burton G. Malkiel, Director


                                            /s/ Frank R. O'Keefe, Jr.
                                                Frank R. O'Keefe, Jr., Director



                      POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS:


    WHEREAS,  The Southern New England Telephone  Company,  a

Connecticut  corporation  (hereinafter  referred  to  as  the

"Company"), proposes to file shortly with the Securities  and

Exchange  Commission, under the provisions of the  Securities

Exchange Act of 1934, as amended, an annual report on Form 10-K;

and



   WHEREAS, the undersigned is a director of the Company;



    NOW,  THEREFORE, the undersigned hereby  constitutes  and

appoints Donald R. Shassian her attorney-in-fact for her  and in her name, place and stead, and in her capacity as director of  the Company, to execute and file such annual report,  and thereafter  to  execute and file any amendment or  amendments thereto,  hereby  giving and granting to said  attorney  full power and authority to do and perform each and every act  and thing  whatsoever requisite and necessary to be done  in  and about the premises, as fully, to all intents and purposes, as the  undersigned might or could do, if personally present  at the  doing thereof, hereby ratifying and confirming all  that said  attorney may or shall lawfully do, or cause to be done,

by virtue hereof.



   IN WITNESS WHEREOF the undersigned has executed this Power of Attorney this 17th day of March 1997.






                             /s/ Claire L. Gaudiani
                                 Claire L. Gaudiani, Director